THE PROJECT:

In partnership with the City of Toledo, the YMCA of Greater Toledo will construct a new 44,100 square-foot (SF) Wayman Palmer YMCA Community Hub. The complex project involves the (1) demolition of the deteriorating and obsolete existing YMCA facility and adjacent Inez Nash Park; (2) construction of a new state of the art YMCA at the site of the old public park; and (3) construction of a new 148,100 SF park at the site of the old YMCA. The relocation of the new facility will provide improved street facing access to the surrounding community and serve as a community hub.

The new facility's design, services, and programming plans were the result of a comprehensive asset and needs assessment through which individuals and families, school and community leaders, and neighborhood stakeholders provided input and direction. In addition to traditional services offered by YMCAs across the country like youth programming, a swimming pool and a gymnasium, the Wayman-Palmer YMCA Community Hub will offer a diverse array of expanded permanent and rotating services. Planned permanent services include access to the Toledo Northwest Ohio Foodbank, Head Start preschool programming from the Toledo Public Schools and mental health services from RFS Behavioral Services. Rotating services include, but are not limited to, healthcare from local providers, spiritual services from local religious institutions, and meals from local not-for profits.
FINANCING:	Building America CDE, Inc. allocated $8.0 million of New Markets Tax Credits for the construction of the $29.5 million Wayman-Palmer YMCA Community Hub and the creation of the Inez Nash Park in Toledo, Ohio.

ECONOMIC IMPACT OF INVESTMENT*

Building America NMTC Allocation $8.0 Million	Total Development Cost $29.5 Million	Rehabilitation of 44,000 SF facility and 148,000 SF park with and 50 permanent jobs	250,797 Hours of Union Construction Work Generated	$7.2 Million Tax revenue Generated	$51.8 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on Building America project data. The data is current as of March 31, 2024. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Wayman-Palmer YMCA Community Hub - Toledo, OH

“The newly constructed Wayman-Palmer YMCA Community Hub is a great addition to the City of Toledo. The state-of-the art facility will allow for improved access to critical services from local community partners for Toledoans in need. This project is a prime example of how union labor works hard to help build strong communities across the country.”

— Roy B. Grosswiler, Business Manager IBEW Local 8

COMMUNITY IMPACT:

The Wayman-Palmer YMCA Community Hub will serve the Warren Sherman neighborhood of Toledo. As a champion of youth development, social responsibility, and community engagement, the YMCA will serve as a transformative community hub. Partnering with local agencies, educational partners, and businesses, it will fill a void in access to resources for a community that has suffered from generational poverty cycles. Through collaboration with area partners, the YMCA aims to offer integrated and impactful services, support, and opportunities to improve outcomes for the surrounding low-income community and the greater Toledo area. Without NMTCs, the YMCA would not be able to support these critical and essential services.

The project is expected to create 125 quality, accessible union construction jobs. Furthermore, the Wayman-Palmer YMCA Community Hub will create and retain a total of 50 permanent jobs with benefits, including 13 educators from the Toledo Federation of Teachers for the Head Start program. The facility will serve 10,000+ individuals annually with a wide variety of services.

ABOUT BUILDING AMERICA:	Building America CDE was established as a subsidiary of the AFL- CIO Housing Investment Trust (HIT) in 2010. The U.S. Treasury Department’s CDFI Fund certified Building America as a Community Development Entity, making it eligible to offer federal New Markets Tax Credits to investors. Building America has been awarded $280 million of these tax credits since 2011. The HIT is a fixed income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans in addition to labor organizations. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments.

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